UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 7, 2003



                            NEXTMEDIA OPERATING, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     333-84416                  84-154397
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


6312 S. FIDDLERS GREEN CIRCLE, SUITE 360E
        GREENWOOD VILLAGE COLORADO                                 80111
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (303) 694-9118




                                 Not Applicable.
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          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

           Exhibit 99.1  -   Press Release of NextMedia Operating, Inc. dated
                             May 7, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER THIS ITEM IS BEING PROVIDED PURSUANT TO ITEM 12)

           The following disclosure is being furnished pursuant to Item 12 of this Form 8-K in accordance with SEC Release No. 33-8216.

           The information set forth in the press release issued by NextMedia Operating, Inc. announcing financial results for the quarter ended March 31, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NEXTMEDIA OPERATING INC.

Date: May 13, 2003                      By: /s/ Sean R. Stover
                                            -----------------------------------
                                            Name: Sean R. Stover
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




















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
                                  EXHIBIT INDEX



EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

Exhibit 99.1        Press Release of NextMedia Operating, Inc. dated May 7, 2003
























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